Exhibit 10.5

REAFFIRMATION AND RATIFICATION AGREEMENT

November 30, 2005

Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:

Reference is made to the (a) Subsidiary Guaranty dated as of August 16, 2004 made by each of CSI Sub Corp., Inc., a Delaware corporation (the “CSI Sub”), DeLeeuw Associates, LLC, a Delaware limited liability company (“DeLeeuw”), Evoke Software Corporation, a Delaware corporation (“Evoke”) and McKnight Associates, Inc., a Delaware corporation (“McKnight”) in favor of Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”) (as amended, modified or supplemented from time to time, the “Subsidiary Guaranty”), (b) Master Security Agreement dated as of August 16, 2004 by Conversion Services International, Inc. a Delaware corporation (“CSII”), CSI Sub, DeLeeuw, Evoke and McKnight in favor of Laurus (as amended, modified or supplemented from time to time, the “Master Security Agreement”) and (c) Stock Pledge Agreement dated as of August 16, 2004 made by CSII and McKnight, in favor of Laurus (as amended, modified or supplemented from time to time, the “Stock Pledge Agreement”). (the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement, collectively, the “Existing Security and Guaranty Agreements”).

1. To induce Laurus to provide additional financial accommodations to CSII pursuant to that certain Secured Revolving Note, dated August 16, 2004, amended and restated on July 28, 2005 and further amended and restated as of the date hereof, made by CSII in favor of Laurus (as amended and restated, amended, modified or supplemented from time to time, the “2004 Laurus Revolving Note”), (ii) the Security Agreement referred to in the 2004 Laurus Revolving Note (as amended, modified or supplemented from time to time, the “2004 Laurus Security Agreement”), (iii) the Ancillary Agreements referred to in, and defined in, the 2004 Laurus Security Agreement (the agreements set forth in the preceding clauses (i) through (iii), inclusive, collectively, the “2004 Laurus Agreements”), each of CSII, CSI Sub, DeLeeuw, Evoke and McKinght hereby:

(a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of each of the 2004 Laurus Agreements to which it is a party and the documents, instruments and agreements entered into in connection therewith;

(b)  acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each of CSII, CSI Sub, DeLeeuw, Evoke and McKnight under each of the 2004 Laurus Agreements to which it is a party are (i) “Obligations” under, and as defined in the Subsidiary Guaranty, (ii) “Obligations” under, and as defined in, the Master Security Agreement and (iii) “Indebtedness” under, and as defined in, the Stock Pledge Agreement;

(c) acknowledges, ratifies and confirms that each of the 2004 Laurus Agreements to which it is a party are “Documents” under, and as defined in, each of the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement;

(d) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the 2004 Laurus Agreements to which it is a party, provided, however, that the transactions contemplated by the 2004 Laurus Agreements shall not be deemed to violate any of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements;

(e) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under any Existing Security and Guaranty Agreement; and

(f) acknowledges, ratifies and confirms the grant by each of CSII, CSI Sub, DeLeeuw, Evoke and McKnight to Laurus of a security interest in the assets of (including the equity interests owned by) each of CSII, CSI Sub, DeLeeuw, Evoke and McKnight respectively, as more specifically set forth in the Existing Security and Guaranty Agreements to which such entity is a party.

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This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

CONVERSION SERVICES INTERNATIONAL, INC.

By:	/s/ Scott Newman
Name:	Scott Newman
Title:	Chief Executive Officer

CSI SUB CORP., INC.

By:	/s/ Scott Newman
Name:	Scott Newman
Title:	Chief Executive Officer

DELEEUW ASSOCIATES, LLC

By:	/s/ Scott Newman
Name:	Scott Newman
Title:	Chief Executive Officer

EVOKE SOFTWARE CORPORATION

By:	/s/ Scott Newman
Name:	Scott Newman
Title:	Chief Executive Officer

MCKNIGHT ASSOCIATES, INC.

By:	/s/ Scott Newman
Name:	Scott Newman
Title:	Chief Executive Officer

  Acknowledged and Agreed to by:

          LAURUS MASTER FUND, LTD.

By:	/s/ David Grin
Name:	David Grin
Title:	Director